Exhibit 99.1

EXECUTION VERSION

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), dated as of April 18, 2022, is entered into by and among Regeneron Pharmaceuticals, Inc., a New York corporation (“Parent”), Scandinavian Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Purchaser”), and each of the persons set forth on Schedule A hereto (each, a “Stockholder” and together with Parent and Purchaser, the “Parties” and each, a “Party”). All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, as of the date hereof, each Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of the number of Shares set forth opposite such Stockholder’s name on Schedule A (all such Shares, and any securities convertible into or exercisable or exchangeable or redeemable for Shares, and any additional Shares (and any securities convertible into or exercisable or exchangeable or redeemable for Shares in which such Stockholder acquires record or beneficial ownership on or after the date hereof, whether by purchase, upon exercise or conversion of any securities or otherwise, the “Subject Shares”);

WHEREAS, Parent, Purchaser and Checkmate Pharmaceuticals, Inc., a Delaware corporation (the “Company”), have entered into an Agreement and Plan of Merger, dated as of the date hereof (as it may be amended from time to time, the “Merger Agreement”), which provides, among other things, for (a) Purchaser to commence an offer to purchase any (subject to the Minimum Condition) and all of the issued and outstanding Shares of the Company and the Merger, which if the Offer Acceptance Time occurs, shall be effected under Section 251(h) of the DGCL and (b) if an Offer Termination occurs, the Company to convene and hold the Company Stockholder Meeting for the purpose of obtaining the Company Stockholder Approval and to consummate the Merger pursuant to Section 251(c) of the DGCL, each upon the terms and subject to the conditions set forth in the Merger Agreement;

WHEREAS, the board of directors of the Company (the “Board”) has, prior to the execution and delivery of this Agreement, (i) unanimously adopted the Merger Agreement, and approved the transactions contemplated thereby, including the Merger, and (ii) the Board has taken all actions so that the restrictions applicable to business combinations contained in Section 203 of the DGCL and any other Takeover Law are, and will be, inapplicable to the execution, delivery and performance of this Agreement and the Merger Agreement and to the consummation of the Offer, the Merger and the other Transactions (the “203 Approval”); and

WHEREAS, as a condition and inducement to the willingness of Parent and Purchaser to enter into the Merger Agreement, each Stockholder, severally and not jointly, and on such Stockholder’s own account with respect to the Subject Shares, has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT TO TENDER AND VOTE

1.1. Agreement to Tender. Subject to the terms of this Agreement and the 203 Approval (which has been obtained prior to the execution of this Agreement), each Stockholder agrees to tender or cause to be tendered in the Offer all of such Stockholder’s Subject Shares (other than Company Options that are not exercised during the term of this Agreement) pursuant to and in accordance with the terms of the Offer, free and clear of all Encumbrances except for Permitted Encumbrances (as defined below). Without limiting the generality of the foregoing, as promptly as practicable after, but in no event later than ten (10) business days after, the commencement (within the meaning of Rule 14d-2 under the Exchange Act) of the Offer, each Stockholder shall deliver or cause to be delivered pursuant to the terms of the Offer (a) a letter of transmittal with respect to all of such Stockholder’s Subject Shares complying with the terms of the Offer, (b) a certificate representing all such Subject Shares or an “agent’s message” (or such other evidence, if any, of transfer as the Depository Agent may reasonably request) in the case of a book-entry share of any uncertificated Subject Shares, and (c) all other documents or instruments, to the extent applicable, required to be delivered by other Company stockholders pursuant to the terms of the Offer in order to effect the valid tender of the Subject Shares (it being understood that this sentence shall not apply to Company Options that are not exercised during the term of this Agreement). Each Stockholder agrees that, once any of such Stockholder’s Subject Shares are tendered, such Stockholder will not withdraw such Subject Shares from the Offer, unless and until this Agreement shall have been validly terminated in accordance with Section 5.2. For clarity, no Stockholder shall be required to exercise any unexercised Company Options held by such Stockholder in order to comply with any provision of this Agreement, but any Shares that result from the settlement of any Company Option exercised by Stockholder and settled during the term of this Agreement shall immediately upon such settlement become subject to those provisions of this Agreement that are not otherwise applicable to unexercised Company Options.

1.2. Agreement to Vote. Subject to the terms of this Agreement and the 203 Approval (which has been obtained prior to the execution of this Agreement), each Stockholder hereby irrevocably and unconditionally agrees that, during the time this Agreement is in effect, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, such Stockholder shall, in each case to the fullest extent that such Stockholder’s Subject Shares are entitled to vote thereon: (a) appear at each such meeting or otherwise cause all such Subject Shares to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all of its Subject Shares (i) in favor of (a) the adoption of the Merger Agreement and the approval of the Merger and the other Transactions, (b) any other matters necessary or presented or proposed for the Transactions to be timely consummated and (c) any proposal to adjourn or postpone the Company Stockholder Meeting or such other meeting of the Company’s stockholders to a later date if there are not sufficient votes to adopt the Merger Agreement; (ii) against any action, agreement or transaction that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of any Stockholder contained in this Agreement or (B) result in any of the conditions set forth in Section 7 or Annex I of the Merger Agreement not being timely satisfied; (iii) against any change in the Board (unless such proposed change in the Board was proposed by the Board and is not in connection with or in support of any actual or potential Acquisition Proposal); and (iv) against any Acquisition Proposal and against any other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to materially impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Offer or the Merger or the other Transactions. Subject to the proxy granted under Section 1.3, until the Subject Shares are accepted for payment in the Offer, each Stockholder shall retain at all times the right to vote the Subject Shares in such Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1.2 that are at any time or from time to time presented for consideration to the Company’s stockholders generally. The obligations of each Stockholder specified in this Section 1.2 shall apply whether or not (A) the Offer or the Merger or any action described above is recommended by the Board or (B) there has been any Company Adverse Recommendation Change. Except as set forth in this Section 1.2, nothing in this Agreement shall limit the right of any Stockholder to vote in favor of, against or abstain with respect to any matter presented to the stockholders of the Company.

1.3. Irrevocable Proxy. Solely with respect to the matters described in Section 1.2, for so long as this Agreement has not been validly terminated in accordance with its terms, each Stockholder hereby irrevocably appoints Parent as its attorney and proxy with full power of substitution and resubstitution, to the full extent of such Stockholder’s voting rights with respect to all such Stockholder’s Subject Shares (which proxy is irrevocable and which appointment is coupled with an interest, including for purposes of Section 212 of the Delaware General Corporation Law) to vote, and to execute written consents with respect to, all such Stockholders’ Subject Shares solely on the matters described in Section 1.2, and in accordance therewith. The power of attorney granted by each Stockholder herein is a durable power of attorney and shall survive, as applicable, the dissolution, bankruptcy, death or incapacity of such Stockholder. Each Stockholder agrees to execute any further agreement or form reasonably necessary or appropriate to confirm and effectuate the grant of the proxy contained herein. Such proxy shall automatically and without further action be revoked, terminated and of no further force or effect, immediately upon the valid termination of this Agreement in accordance with its terms. Parent may terminate this proxy with respect to a Stockholder at any time at its sole election by written notice provided to such Stockholder. Except as expressly set forth herein, Parent and Purchaser acknowledge (i) that the proxy and power of attorney granted hereby shall not be effective for any other purpose, and (ii) such proxy and power of attorney shall not limit the rights of any Stockholder to vote or exercise its rights to consent in favor of or against, or abstain with respect to, any matter presented to the Company’s stockholders that is not subject to the proxy and power of attorney granted to Parent in respect of the Subject Shares pursuant to this Section 1.3.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

Each Stockholder represents and warrants, on its own account with respect to such Stockholder’s Subject Shares, to Parent and Purchaser as to such Stockholder on a several and not joint basis, that:

2.1. Authorization; Binding Agreement. If such Stockholder is not an individual, such Stockholder is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is incorporated or constituted and the consummation of the transactions contemplated hereby are within such Stockholder’s entity powers and have been duly authorized by all necessary entity actions on the part of such Stockholder, and such Stockholder has full power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. If such Stockholder is an individual, such Stockholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform such Stockholder’s obligations hereunder. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and by general equitable principles. If such Stockholder is married, and any of the Subject Shares of such Stockholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, a spousal consent substantially in the form attached as Exhibit A hereto has been duly executed and delivered by such Stockholder’s spouse and, assuming the due authorization, execution and delivery hereof by Parent and Purchaser, is enforceable against such Stockholder’s spouse in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and by general equitable principles.

2.2. Non-Contravention. Neither the execution and delivery of this Agreement by such Stockholder nor the consummation of the transactions contemplated hereby nor compliance by such Stockholder with any provisions herein will (a) if such Stockholder is not an individual, violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of such Stockholder, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body on the part of such Stockholder, except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any other United States or federal securities laws and the rules and regulations promulgated thereunder, (c) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any Contract or other legally binding instrument or obligation to which such Stockholder is a party or by which such Stockholder or any of its assets may be bound, (d) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any Encumbrance on any assets (including Subject Shares) of such Stockholder (other than one created by Parent or Purchaser), or (e) violate any Legal Requirement applicable to such Stockholder or by which any of its assets (including Subject Shares) are bound, except as would not, in the case of each of clauses (c), (d) and (e), reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Stockholder’s ability to timely perform its obligations under this Agreement. Other than the filings and reports pursuant to and in compliance with the Exchange Act, no filings, notifications, approvals or other consents are required to be obtained by such Stockholder from, or to be given by such Stockholder to, or be made by such Stockholder with, any Governmental Body in connection with the execution, delivery and performance by such Stockholder of this Agreement.

2.3. Ownership of Subject Shares; Total Shares. As of the date hereof, such Stockholder is and (except with respect to any Subject Shares Transferred in accordance with Section 4.1 or accepted for payment pursuant to the Offer) at all times during the term of this Agreement will be, the sole record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of all such Stockholder’s Subject Shares (together with, in the case of an individual Stockholder that is married, Stockholder’s spouse to the extent that the Subject Shares and Company Options constitute community property under applicable Legal Requirements) and has good and marketable title to all such Subject Shares free and clear of any Encumbrance, except for (i) any such Encumbrance that may be imposed pursuant to this Agreement and (ii) transfer restrictions of general applicability as may be provided under the Securities Act or applicable securities laws (collectively, “Permitted Encumbrances”). The Subject Shares listed on Schedule A opposite such Stockholder’s name constitute all of the shares of “voting stock” of the Company of which such Stockholder is the “owner” (as such terms are defined in Section 203 of the Delaware General Corporation Law) as of the time that the Board approved the Merger Agreement. Without limiting the foregoing, as of the date hereof, other than the Subject Shares listed on Schedule A opposite such Stockholder’s name (including any Company Options), such Stockholder does not own beneficially or of record, and does not have any right to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing), any Shares (or any securities convertible into or exercisable or exchangeable or redeemable for Shares) or any interest therein.

2.4. Voting Power. Such Stockholder has full voting power with respect to all such Stockholder’s Subject Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all such Stockholder’s Subject Shares. None of such Stockholder’s Subject Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder. Such Stockholder has not entered into any Contract that is inconsistent with, or would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder.

2.5. Reliance. Such Stockholder understands and acknowledges that Parent and Purchaser are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

2.6. Absence of Litigation. With respect to such Stockholder, as of the date hereof, there is no Legal Proceeding pending against, or, to the actual knowledge of such Stockholder, threatened in writing against such Stockholder or any of such Stockholder’s assets (including Shares beneficially owned by such Stockholder) before or by any Governmental Body that would reasonably be expected to prevent or materially delay or impair the consummation by such Stockholder of the transactions contemplated by this Agreement or otherwise materially impair such Stockholder’s ability to perform its obligations hereunder.

2.7. Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission from the Company in connection with the transactions contemplated hereby based upon arrangements made by such Stockholder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

Parent and Purchaser represent and warrant to the Stockholders that:

3.1. Organization and Qualification. Each of Parent and Purchaser is a corporation or other Entity duly organized, validly existing and in good standing (if recognized in the applicable jurisdiction of organization) under the laws of its jurisdiction of organization and has all necessary power and authority: (a) to conduct its business in the manner in which its business is currently being conducted; and (b) to own and use its assets in the manner in which its assets are currently owned and used, except where the failure does not have, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s or Purchaser’s ability to timely perform its obligations under this Agreement. Either Parent or a wholly owned Subsidiary of Parent owns beneficially and of record all of the outstanding capital stock of Purchaser, free and clear of all Encumbrances, except for transfer restrictions of general applicability as may be provided under the Securities Act or applicable securities laws.

3.2. Authority for this Agreement. Each of Parent and Purchaser has the corporate power and authority, and has taken all corporate action necessary, to execute and deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Purchaser have been duly and validly authorized by all necessary entity action on the part of each of Parent and Purchaser, and no other entity proceedings on the part of Parent and Purchaser are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Purchaser, and assuming due authorization, execution and delivery by the Company, this Agreement constitutes the legal, valid and binding obligation of Parent and Purchaser and is enforceable against Parent and Purchaser in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditors’ rights, and by general equitable principles.

3.3. Non-Contravention. None of the execution and delivery by each of Parent and Purchaser of this Agreement, the performance by each of Parent and Purchaser of its obligations hereunder or the consummation by each of Parent and Purchaser of the transactions contemplated hereby will (i) result in a violation or breach of any agreement to which each of Parent and Purchaser is a party or by which each of Parent and Purchaser may be bound, (ii) violate any law or order applicable to each of Parent and Purchaser or (iii) violate any constituent or organizational documents of each of Parent and Purchaser, except as would not, in the case of each of clauses (a) and (b), reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s or Purchaser’s ability to perform its obligations under this Agreement.

3.4. Absence of Litigation. With respect to each of Parent and Purchaser, as of the date hereof, there is no Legal Proceeding pending against, or, to the actual knowledge of Parent or Purchaser, threatened in writing against Parent or Purchaser before or by any Governmental Body that would reasonably be expected to prevent or materially delay or impair the consummation by Parent or Purchaser of the transactions contemplated by this Agreement or otherwise materially impair the ability of Parent or Purchaser to perform its obligations hereunder.

ARTICLE IV

ADDITIONAL COVENANTS OF THE STOCKHOLDERS

Each Stockholder hereby covenants and agrees that until the valid termination of this Agreement in accordance with Section 5.2:

4.1. No Transfer; No Inconsistent Arrangements. Except as provided hereunder or under the Merger Agreement, from and after the date hereof and until this Agreement is validly terminated in accordance with Section 5.2, such Stockholder shall not, directly or indirectly, without the prior written consent of Parent, (a) create or permit to exist any Encumbrance, other than Permitted Encumbrances, on any of such Stockholder’s Subject Shares, (b) transfer, sell, assign, gift, hedge, lend, pledge or otherwise dispose of (including by sale or merger, by tendering into any tender or exchange offer, by testamentary disposition, by liquidation or dissolution, by dividend or distribution, by operation of Law or otherwise), either voluntarily or involuntarily, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of such Stockholder’s Subject Shares, or any right or interest therein (or consent to any of the foregoing), (c) enter into any Contract with respect to any Transfer of such Stockholder’s Subject Shares or any interest therein, (d) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any such Stockholder’s Subject Shares, (e) deposit or permit the deposit of any of such Stockholder’s Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of such Stockholder’s Subject Shares, (f) enter into any Contract or otherwise take any other action that is inconsistent with, or would in any way restrict, limit or interfere with the performance of such Stockholder’s obligations hereunder or otherwise make any representation or warranty of such Stockholder herein untrue or incorrect as though made on the date of such Contract or action or (g) knowingly approve or consent to any of the forgoing. Any action taken in violation of the foregoing sentence shall be null and void ab initio. If any involuntary Transfer of any of such Stockholder’s Subject Shares in the Company shall occur (including, but not limited to, a sale by such Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement in accordance with Section 5.2. Notwithstanding the foregoing, such Stockholder may make Transfers of its Subject Shares as Parent may agree in writing in its sole discretion. Notwithstanding the foregoing, (x) any Stockholder that is an individual may Transfer Subject Shares (including Company Options and any shares of Company Common Stock underlying such Company Options) (i) to any member of such Stockholder’s immediate family, (ii) to a trust for the sole benefit of such Stockholder or any member of such Stockholder’s immediate family, the sole trustees of which are such Stockholder or any member of such Stockholder’s immediate family, (iii) by will or under the laws of intestacy upon the death of such Stockholder, (iv) to any charitable organization or (v) by effecting a “net exercise” of a Company Option in which the Company holds back shares of Company Common Stock otherwise issuable (but not the sale of already-owned shares of Company Common Stock) either to pay the exercise price upon the exercise of a Company Option or to satisfy the Stockholder’s tax withholding obligation upon the exercise of a Company Option, in each case as permitted pursuant to the terms of any Company Equity Plan and (y) any Stockholder that is an entity may Transfer Subject Shares to any Affiliate of such Stockholder;

provided, that (1) a Transfer referred to in clauses (x) or (y) (other than clause (x)(v)) of this sentence shall be permitted only if all of the representations and warranties in this Agreement with respect to such Stockholder would be true and correct upon the completion of such Transfer and (2) the transferee of the Transfer referred to in clauses (x) or (y) shall have, prior to any such Transfer, executed and delivered to Parent and Purchaser a counterpart to this Agreement pursuant to which such transferee shall be bound by all of the terms and provisions of this Agreement and agree and acknowledge that such Person shall constitute a “Stockholder” for all purposes of this Agreement. Nothing herein will restrict the ability of Stockholder to exercise any Company Options.

4.2. No Exercise of Appraisal Rights. Such Stockholder forever waives and agrees not to exercise any appraisal rights or dissenters’ rights in respect of such Stockholder’s Subject Shares that may arise in connection with the Offer and the Merger.

4.3. Documentation and Information. Such Stockholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of Parent (such consent not to be unreasonably withheld with respect to statements made in support of the Transactions), except as may be required by applicable Legal Requirements (provided that reasonable notice of any such disclosure will be provided to Parent and such Stockholder shall reasonably consult with Parent and Purchaser with respect to such disclosure). Such Stockholder consents to and hereby authorizes Parent and Purchaser to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or Purchaser reasonably determines to be necessary in connection with the Offer, the Company Stockholder Meeting, the Merger and any Transactions, such Stockholder’s identity and ownership of the Subject Shares, the existence of this Agreement and the nature of such Stockholder’s commitments and obligations under this Agreement, and such Stockholder acknowledges that Parent and Purchaser may (provided that the Stockholder shall have a reasonable opportunity to review and approve that portion of any disclosure that identifies the Stockholder by name prior to any such filing, such approval not to be unreasonably withheld, conditioned or delayed), file this Agreement or a form hereof with the SEC or any other Governmental Body. Such Stockholder agrees to promptly give Parent any information it may reasonably request for the preparation of any such disclosure documents, and such Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by such Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

4.4. Adjustments. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares, the terms of this Agreement shall apply to the resulting securities and the term “Subject Shares” shall be deemed to refer to and include such securities.

4.5. Waiver of Certain Actions. Each Stockholder hereby agrees not to commence or participate in, assist or knowingly encourage, and agrees to take all actions necessary to opt out of any class in any class action with respect to, any Legal Proceeding, derivative or otherwise, against Parent, Purchaser, the Company or any of their respective successors or their affiliates and each of their successors and assigns and their respective directors and officers (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Offer Acceptance Time, the Company Stockholder Meeting or the Closing), except to enforce the terms thereof or (b) alleging a breach of any duty of the Board in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby.

4.6. No Solicitation. Each Stockholder agrees that it shall not, and shall cause its Affiliates and its and their respective Representatives not to, directly or indirectly, take any action that would violate Section 5.3 or 6.1 of the Merger Agreement if such action were taken by the Company (or cause any Acquired Corporation or any of its Representatives to violate Section 5.3 or 6.1 of the Merger Agreement). Each Stockholder shall, and cause its Affiliates and its and their respective Representatives to, immediately cease any solicitation, knowing encouragement, discussions or negotiations with any Persons that may be ongoing with respect to an Acquisition Proposal as of the date hereof. If (a) the Board has received a bona fide written Acquisition Proposal from any Person or group of Persons, which Acquisition Proposal was made or renewed on or after the date of the Merger Agreement and did not result from or arise out of a breach of this Section 4.6 or Section 5.3 or 6.1 of the Merger Agreement, (b) the Board determines in good faith (i) after consultation with the Company’s financial advisors and outside legal counsel, that such Acquisition Proposal constitutes or would reasonably be expected to lead to a Superior Offer, and (ii) after consultation with the Company’s outside legal counsel, that the failure to take such action described in clauses (A) and (B) of Section 5.3(c) of the Merger Agreement would be inconsistent with the fiduciary duties of the Board to the Company’s stockholders under applicable Legal Requirements and (c) the Board is negotiating a possible transaction with such Person in accordance with Section 5.3 and 6.1 of the Merger Agreement, then (A) each Stockholder shall be entitled to negotiate with the Person making such Acquisition Proposal with respect to entering into an agreement in support thereof and (B) the Stockholder shall be entitled to enter into such a support agreement with a Person making a Superior Proposal simultaneously with the execution and delivery of a Specified Agreement by the Company entered into as and to the extent permitted by the Merger Agreement.

ARTICLE V

MISCELLANEOUS

5.1. Notices. Any notice or other communication required or permitted to be delivered to any Party under this Agreement shall be in writing and shall be deemed properly delivered, given and received (a) upon receipt when delivered by hand, (b) one (1) business day after being sent for next business day delivery, fees prepaid, via a reputable nationwide overnight courier service, (c) if sent by email or facsimile transmission, upon transmission (as long as no notice of failure of delivery is received); provided that in each case the notice or other communication is sent to the physical address, email address or facsimile number set forth beneath the name of such Party below (or to such other physical address, email address or facsimile number as such Party shall have specified in a written notice given to the other Parties):

if to Parent or Purchaser:

Regeneron Pharmaceuticals, Inc.

777 Old Saw Mill River Road

Tarrytown, New York 10591

Attention:     Joseph J. LaRosa

                      Executive Vice President, General Counsel and Secretary

Email: [Omitted]

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention:     Andrew R. Brownstein

                      Victor Goldfeld

                      John L. Robinson

Email:     ARBrownstein@wlrk.com

                VGoldfeld@wlrk.com

                JLRobinson@wlrk.com

if to any Stockholder (the notice address set forth on such Stockholder’s signature page)

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02110

Attention:     Stuart M. Cable

                      Mitchell S. Bloom

                      Robert Masella

                      Andrew H. Goodman

Email:     SCable@goodwinlaw.com

                MBloom@goodwinlaw.com

                RMasella@goodwinlaw.com

                AGoodman@goodwinlaw.com

5.2. Termination. This Agreement shall terminate automatically with respect to a Stockholder, without any notice or other action by any Person, upon the first to occur of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) any amendment to the Merger Agreement or the Offer is effected without Stockholder’s written consent that decreases the amount, or changes the form, of consideration payable to all stockholders of the Company pursuant to the terms of the Merger Agreement or (d) the mutual written consent of Parent and such Stockholder. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 5.2 shall relieve any party from liability for any breach of this Agreement prior to termination hereof and (y) the provisions of this Article V shall survive any valid termination of this Agreement in accordance with Section 5.2.

5.3. Amendments and Waivers. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties. No failure on the part of any Party to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of any Party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. At any time prior to the Effective Time, Parent and Purchaser, on the one hand, and each Stockholder, on the other hand, may (a) extend the time for the performance of any of the obligations or other acts of the other, (b) waive any breach of the representations and warranties of the other contained herein or in any document delivered pursuant hereto or (c) waive compliance by the other with any of the agreements or covenants contained herein. Any such extension or waiver shall be valid only if is expressly set forth in a written instrument duly executed and delivered on behalf of the Party or Parties to be bound thereby, but such extension or waiver or failure to insist on strict compliance with an obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

5.4. Expenses. All fees and expenses incurred in connection with this Agreement shall be paid by the Party incurring such expenses, whether or not the Offer and Merger are consummated.

5.5. Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties and their respective successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights hereunder may be assigned by a Party without the prior written consent of the other Parties, and any attempted assignment of this Agreement or any of such rights without such consent shall be void and of no effect.

5.6. Entire Agreement; Counterparts. This Agreement, together with Schedule A, and the other documents and certificates delivered pursuant hereto, constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the Parties, with respect to the subject matter hereof. This Agreement may be executed in one or more counterparts, including by facsimile or by email with .pdf attachments, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

5.7. Enforcement of the Agreement.

(a) Each Stockholder agrees that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that such Stockholder does not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. Each Stockholder acknowledges and agrees that (i) Parent and Purchaser shall be entitled to an injunction or injunctions, specific performance, or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 5.8(a) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement, and (ii) the right of specific performance is an integral part of this Agreement and the transactions contemplated hereby and without that right, the Parties would not have entered into this Agreement. Each Stockholder agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity. Each Stockholder acknowledges and agrees that, in seeking an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 5.7, Parent and Purchaser shall not be required to provide any bond or other security in connection with any such order or injunction.

(b) Each Stockholder acknowledges and agrees that time is of the essence and that the Parties would suffer ongoing irreparable injury for so long as any provision of this Agreement is not performed in accordance with its specific terms (but subject to any time period allotted for such performance by such terms). It is accordingly agreed that, as to any Legal Proceedings in which Parent or Purchaser seeks specific performance or other equitable relief pursuant to Section 5.7(a), each Stockholder shall use its commercially reasonable efforts to seek an expedited schedule for such proceedings and shall not oppose Parent’s or Purchaser’s request for expedited proceedings.

5.8. Jurisdiction; Waiver of Jury Trial.

(a) In any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby: (i) each of the Purchaser and each Stockholder irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Chancery Court of the State of Delaware and any state appellate court therefrom or, if (but only if) such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware and any appellate court therefrom (collectively, the “Delaware Courts”); and (ii) each of the Purchaser and each Stockholder irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such Party is to receive notice in accordance with Section 5.1; provided that nothing in this Section 5.8(a) shall affect the right of any Party to serve legal process in any other manner permitted by applicable Legal Requirements. Each of the Purchaser and each Stockholder irrevocably and unconditionally (1) agrees not to commence any such action or proceeding except in the Delaware Courts, (2) agrees that any claim in respect of any such action or proceeding may be heard and determined in the Delaware Courts, (3) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the jurisdiction or laying of venue of any such action or proceeding in the Delaware Courts and (4) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in the Delaware

Courts. The Parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Legal Requirements; provided, however, that nothing in the foregoing shall restrict any Party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

(b) EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE), INCLUDING ANY COUNTERCLAIM, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH PARTY (I) MAKES THIS WAIVER VOLUNTARILY AND (II) ACKNOWLEDGES THAT SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 5.8(b).

5.9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

5.10. Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the Parties and their permitted assigns) any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

5.11. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the Parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

5.12. Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b) The Parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) Except as otherwise indicated, all references in this Agreement to “Sections,” “Exhibits,” “Schedules” or “Annexes” are intended to refer to Sections of this Agreement and Exhibits, Schedules or Annexes to this Agreement.

(e) The bold-faced, underlined headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(f) All references to “cash,” “Dollars” or “$” are to United States Dollars, unless expressly stated otherwise.

5.13. Further Assurances. Upon the reasonable request of Parent, each Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable, to perform its obligations under this Agreement.

5.14. Capacity as Stockholder. Each Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of the Company, and not, if applicable, in such Stockholder’s capacity as a director or officer of the Company. Nothing herein shall in any way restrict a Stockholder that is director or officer of the Company in the taking of any actions (or failure to act) in his or her capacity as a director or officer of the Company if such action (or failure to act) would be inconsistent with the exercise of his or her fiduciary duties as a director or officer of the Company.

5.15. Representations and Warranties. The representations and warranties contained in this Agreement and in any certificate or other writing delivered pursuant hereto shall not survive the Effective time.

5.16. No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto and (ii) this Agreement is executed by all parties hereto.

5.17. Stockholder Obligation Several and Not Joint. The obligations of each Stockholder hereunder shall be several and not joint, and no Stockholder shall be liable for any breach of the terms of this Agreement by any other Stockholder. Further, Parent and Purchaser agree that no Stockholder will be liable for claims, losses, damages, liabilities or other obligations of, or incurred by, the Company resulting from the Company’s breach of the Merger Agreement except to the extent that breach of such Stockholder’s obligations hereunder was also involved in such breach by the Company

5.18. No Ownership Interest. Except as otherwise provided herein, nothing contained in this Agreement shall be deemed to vest in Parent or Purchaser any direct or indirect ownership or incidence of ownership of or with respect to the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares shall remain vested in and belong to the Stockholder, and neither Parent nor Purchaser shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise provided herein.

5.19. Definitions. For purposes of this Agreement, “business day” means any day except (i) a Saturday or a Sunday, (ii) a day on which banks in the City of New York are authorized or required by Legal Requirements to be closed, or (iii) a day on which the principal offices of the SEC in Washington, D.C. are not open to accept filings.

[Signature Pages Follow]

The parties are executing this Agreement on the date set forth in the introductory clause.

REGENERON PHARMACEUTICALS, INC.

By:	/s/ Nouhad Husseini
Name: Nouhad Husseini
Title: Senior Vice President, Business
Development and Corporate Strategy

SCANDINAVIAN ACQUISITION SUB, INC.

By:	/s/ Nouhad Husseini
Name: Nouhad Husseini
Title: Managing Director

[Signature Page to Tender and Support Agreement]

STOCKHOLDER

ARTHUR KRIEG

/s/ Arthur Krieg

Address: [Omitted]

[Signature Page to Tender and Support Agreement]

STOCKHOLDER

DECHENG CAPITAL CHINA LIFE SCIENCES USD FUND III LP

By: its General Partner, Decheng Capital Management III (Cayman), LLC

By:	/s/ Xiangmin Cui
Name: Xiangmin Cui
Title: Managing Director

Address: [Omitted]

[Signature Page to Tender and Support Agreement]

Schedule A

Name of Stockholder	Number of Shares	Number of Company Stock Options
Arthur Krieg	833,001	183,080
Decheng Capital China Life Sciences USD Fund III LP	1,333,254	0

[Schedule A to Tender and Support Agreement]

EXHIBIT A

FORM OF SPOUSAL CONSENT

The undersigned represents that the undersigned is the spouse of Arthur Krieg (the “Stockholder”), that the undersigned has read and understands the contents and terms of the Tender and Support Agreement (the “Agreement”), entered into as of April 18, 2022, by and among Regeneron Pharmaceuticals, Inc., a New York corporation (“Parent”), Scandinavian Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”), and the undersigned’s spouse (the “Stockholder”). All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Agreement. The undersigned hereby agrees that the interest of Stockholder in all property which is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement and by any amendment, modification, waiver or termination signed by Stockholder. The undersigned further agrees that the undersigned’s community property interest in all property which is the subject of such Agreement shall be irrevocably bound by the terms of such Agreement, and that such Agreement shall be binding on the executors, administrators, heirs and assigns of the undersigned. The undersigned further authorizes Stockholder to amend, modify or terminate such Agreement, or waive any rights thereunder, and that each such amendment, modification, waiver or termination signed by Stockholder shall be binding on the community property interest of undersigned in all property which is the subject of such Agreement and on the executors, administrators, heirs and assigns of the undersigned, each as fully as if the undersigned had signed such amendment, modification, waiver or termination.

Dated: April 18, 2022	SPOUSE: DEBORAH KRIEG

	Signature:	/s/ Deborah Krieg

	Print name:	Deborah Krieg

[Signature Page to Spousal Consent to Tender and Support Agreement]